Investor Presentation Fiscal 2016 Outlook Update – April 2016

1 Disclaimer The following slides are part of a presentation by Darden Restaurants, Inc. (the "Company") and are intended to be viewed as part of that presentation (the "Presentation"). No representation is made that the Presentation is complete. Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance and expenses, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward- looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include food safety and food-borne illness concerns, litigation, unfavorable publicity, risks relating to public policy changes and federal, state and local regulation of our business, labor and insurance costs, technology failures including a failure to maintain a secure cyber network, failure to execute a business continuity plan following a disaster, health concerns including virus outbreaks, intense competition, failure to drive profitable sales growth, our plans to expand our smaller brands Bahama Breeze, Seasons 52 and Eddie V's, a lack of availability of suitable locations for new restaurants, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics, a failure to develop and recruit effective leaders, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products and services, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including interest rates, disruptions in the financial markets, risks of doing business with franchisees and vendors in foreign markets, failure to protect our intellectual property, impairment in the carrying value of our goodwill or other intangible assets, failure of our internal controls over financial reporting, an inability or failure to manage the accelerated impact of social media and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission. IMPORTANT NOTICE

2 Non-GAAP Information The information in this communication includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as adjusted net earnings per diluted share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non- GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3  Premier full-service restaurant company with unifying mission and compelling strategy for generating attractive shareholder returns  Darden’s competitive advantages drive sales and expand margins  Differentiated and iconic brands positioned to increase market share  Value-creating business model that generates significant and durable cash flow to fund growth and return of capital to shareholders Darden Restaurants An Attractive Investment For 2016 & Beyond

4 Back-To-Basics Operating Philosophy  Premier Full-Service Restaurant Company 7 Iconic Brands 1 Driving Philosophy 1 Mission Be financially successful through great people consistently delivering outstanding food, drinks and service in an inviting atmosphere making every guest loyal. Culinary Innovation & Execution Attentive Service Engaging Atmosphere Integrated Marketing   4 Competitive Advantages Significant Scale Extensive Data & Insights Rigorous Strategic Planning Results- Oriented Culture   

5  The Darden Advantage Support best-in-class restaurant brands helping them reach their full potential by leverage scale, insight, and experience Support best-in-class restaurant brands by helping them reach their full potential Significant Scale Extensive Data & Insights Rigorous Strategic Planning Results-Oriented Culture

6 G&A Scale enables deep relationships with vendor partners  Use supplier negotiation expertise and leverage  Consolidate vendors to achieve meaningful supplier relationships  Extend favorable Darden product pricing across all brands  Optimize logistics network Darden will deliver $165 million incremental savings (Fiscal 2015 – 2017) Supply Chain People Scale creates a G&A benefit as a multi-brand company  Centralized Shared Costs (IT, Development, Supply Chain, Accounting)  Centralized Compliance (Legal, Tax, Treasury, SEC Reporting) Scale amplifies our ‘people’ advantage  Attract and retain the best talent  Enable robust, efficient training  Assign leaders based on business need  Significant Scale Enables Supply Chain, G&A, and People Advantages

❷ Significant Scale

Emerging Trends Illustrate Progress on Scale Advantage

Better Guest Proposition

Average Annual Restaurant Sales (owned)
($M)



~$4.5
$4.4
+1.1
$3.4
FY16 Darden (Guided)
FY15 Darden
Last Fiscal Year Competition*

+

Better Shareholder Proposition

Adjusted Net Operating Income %**



6.7% - 6.9%
6.0%
+200 bps
4.8%
FY16 Darden (Guided)
FY15 Darden
Last Fiscal Year Competition*

Significant Cash Generation

Adjusted Net Operating Income per Restaurant (owned and franchised)
($ 000s)



~$300
$260
+140
$160
FY16 Darden (Guided)
FY15 Darden
Last Fiscal Year Competition*

With Cash ROIC Well Above WACC and Competition Post Real Estate Actions

	FY16E Darden	FY15 Darden	Last FY Competition*
Cash ROIC excl. Intangibles***	~19%	14%	16%
Cash ROIC with Intangibles	~14%	11%	13%

* Press Releases and 10Ks for BLMN, EAT, DINE, CAKE, TXRH, BJRI, BBRG, BWLD, RRGB, RT, IRG as of January 11, 2016
** Adjustments based on company press releases. (Adjusted EAT + (Interest * 62%)) / Sales.
*** Cash ROIC = (Adjusted Net Operating Income + Depreciation & Amortization) / (Avg. Gross Fixed Assets + Avg. Non-Cash Working Capital)
A reconciliation of GAAP to non-GAAP numbers can be found in the additional information section of this presentation.

DARDEN RESTAURANTS

7

❷ Scale Drives G&A Advantage

Important to Measure at Brand Level

Darden brands demonstrate G&A advantage as part of Darden, especially the smaller brands

- This advantage equates to over $60 million in fiscal 2015 G&A savings per year vs. the industry "Norm"



Industry "Norm"
Adjusted G&A % of Sales
50
500
5,000
Sales (Log Scale)
Olive Garden
LongHorn
Yard House
The Capital Grille
Seasons 52
Bahama Breeze
Eddie V's



Total DRI G&A % of Sales
6.1%
5.2%
<5.0%
DRI @ Industry "Norm"
DRI Adjusted FY15
DRI Adjusted Est. FY16

Source: Piper Jaffray Restaurant Benchmark Analysis, June 2015
Industry: BBRG, BJRI, BWLD, CAKE, CBRL, CHUY, CMG, COSI, DENN, DFRG, EAT, FRGI, HABT, IRG, KONA, LOCO, LUB, NDLS, PBPB, PLAY, PNRA, QSR, RRGB, RT, RUTH, SHAK, TAST, TXRH, ZOES
Note: DRI Adjusted and Darden Brands FY2015 Performance adjusted and allocating all G&A to brands on a % of sales.

DARDEN RESTAURANTS

8

9  From a Complex, Centralized Organization Darden Executive Team Growth Team Operating Team Marketing Leadership Team Operating Leadership Team CMO CROO Enterprise Marketing Enterprise Operations Complicated Structure Lacking Clear Accountability Olive Garden LongHorn Specialty Restaurants Concept Teams

10  To a Decentralized, Operations-focused Organization Centralized Support Where Scale Matters CEO Olive Garden President Operations Marketing Finance Human Resources LongHorn President Operations Marketing Finance Human Resources Specialty Restaurants President Operations Marketing Finance Human Resources • Supply Chain • Development Darden • Regulatory • Tax • Shared Services (Acctg, A/P, A/R, Cash Mgmt) • Information Technology

11 Drive in-restaurant behavior and experience Recognize and reward Develop relevant, targeted content Tailor message to anticipate guest need Communicate across multiple touchpoints Build guest relationships Validated, insight-driven decisions Breadth and depth of data leads to richer insights Deep industry and consumer understanding enables turning insights into actions Multi-brand portfolio enables effective knowledge sharing and synergies Smarter, faster and more impactful decision making Enhanced guest experience and improved financial returns Insight Action Sharing Decision Results Example  Extensive Data and Insights Operationalize Data and Insights to Enhance Value

12  Determine the distinct advantages of each brand and strategic role in the portfolio  Develop deep understanding of the changes in competitive landscape  Identify and cultivate a clear distinctive positioning for each brand  Hold each brand accountable for delivering on its commitment Utilize strategic framework to enhance brand value  Ensure we have the right portfolio of brands with a compelling logical fit  Align strategies and coordinate operations to maximize the portfolio value  Capture the available synergies across the businesses Elevate enterprise value through Corporate Strategy  Rigorous Strategic Planning Maximize Value of Business Planning

13 Focused talent and development strategy Preserve unique operating cultures Behavior Uphold value and reward results Accountability Coach employees and provide feedback Differentiation Recognize the best performance in unique ways Transparency Let every employee know where they stand Performance Set challenging goals 7 Unique Cultures 1 Superior Employment Proposition  Results-Oriented “People” Culture Grow our Business and our People

14  Portfolio of Iconic Brands Restaurant Locations* 844 479 62 37 42 54 16 Total Sales* $3.8 B $1.6 B $492 M $212 M $253 M $410 M $102 M Average Annual Restaurant Sales* $4.4 M $3.3 M $8.2 M $5.7 M $5.8 M $7.4 M $6.4 M 1,534$6.9 B $4.4 M * Twelve months ending November 29, 2015

15  Olive Garden The Essence Italy  Family  Value The Purpose Olive Garden is where people of all ages gather to enjoy the abundance of great Italian food and wine and be treated like family The Advantage  Never-ending abundance  Welcomed by people who treat you like family  Craveable Italian food  Broad appeal across all life stages  Brand strength through emotional connections The Numbers Current*  844 Locations  $3.8B Annual Sales  $4.4M Average Annual Restaurant Sales Ultimate Potential  900-950 Locations * Twelve months ending November 29, 2015

16 Culinary Innovation & Execution Integrated Marketing  Olive Garden Attentive Service Engaging Atmosphere Craveable Italian food with a passion for wine Flawless execution of the guest experience Modern, relaxing & family-friendly environment Disruptive, real-time & personalized engagement Brand-Building Imperatives

17  Olive Garden Consistently Great Experiences Breakthrough Communications More Relevant Occasions Restaurant Openings & Refresh Operations Excellence Beverage Focus  Everyday Value To-Go Catering Delivery  Large Parties Customized Refresh Package New Prototype Unique Activations  360-Degree CRM & Loyalty Program Growth Drivers

18  LongHorn Steakhouse The Essence Legendary Steaks  Real People The Purpose LongHorn is the place for hardworking, uncompromising people who crave a flavorful, boldly seasoned steak at a place that feels like home The Advantage  Relentless commitment to steak expertise  Bold, unique proprietary seasonings  Team member passion and pride  Simple operating model The Numbers Current*  479 Locations  $1.6B Annual Sales  $3.3M Average Annual Restaurant Sales Ultimate Potential  700-750 Locations * Twelve months ending November 29, 2015

19 Culinary Innovation & Execution Integrated Marketing  LongHorn Steakhouse Attentive Service Engaging Atmosphere Steak that is perfectly seasoned and expertly grilled Guest loyalty through service that over delivers Natural, warm setting of a rancher’s home Powerful campaign pulled through multiple channels Brand-Building Imperatives

20 Executional Improvements Targeted Communications  LongHorn Steakhouse Enhanced Guest Experience New Restaurants Focus on quality and simplicity Value-creating expansion Market-specific activations Growth Drivers Convenience through technology

21  The Capital Grille The Essence A private club open to the public The Purpose The Capital Grille is the ultimate relationship brand offering a welcoming and club-like dining experience The Advantage  Exceptional and personalized service  Hand-carved steaks, dry aged in-house  Distinctive wine platform curated by Master Sommelier  Private dining amenities with state-of-the-art technology The Numbers Current*  54 Locations  $410M Annual Sales  $7.4M Average Annual Restaurant Sales Ultimate Potential  75-100 Locations * Twelve months ending November 29, 2015

22  Eddie V’s The Essence The modern-day Gatsby The Purpose Eddie V’s is the destination for a glamourous night-out The Advantage  Food as art  Seafood flown in daily from around the world  Vibrant, high-energy lounge with live jazz  Stylish, yet sophisticated atmosphere  Genuinely attentive service The Numbers Current*  16 Locations  $102M Annual Sales  $6.4M Average Annual Restaurant Sales Ultimate Potential  75-100 Locations * Twelve months ending November 29, 2015

23  Yard House The Essence Great Food  Classic Rock  100+ Beer Taps The Purpose Yard House is the modern American gathering place where beer and food lovers unite The Advantage  Eclectic, food-forward culture  Broad and innovative beer and drink offering  Relevant, lively atmosphere with carefully curated audio and visuals  Right place all the time: lunch, happy hour, dinner and late-night  Broad appeal across multiple cohorts and income groups The Numbers Current*  62 Locations  $492M Annual Sales  $8.2M Average Annual Restaurant Sales Ultimate Potential  150-200 Locations * Twelve months ending November 29, 2015

24  Seasons 52 The Essence Celebrating living well The Purpose Seasons 52 is the restaurant of choice for conscientious adults celebrating the goodness of life without compromise The Advantage  Seasonally inspired, artisanal food, wine and spirits  Nationally sourced local treasures  52 wines by the glass curated by a Master Sommelier  Pioneer and largest in the upscale, better-for-you segment The Numbers Current*  42 Locations  $253M Annual Sales  $5.8M Average Annual Restaurant Sales Ultimate Potential  125-150 Locations * Twelve months ending November 29, 2015

25  Bahama Breeze The Essence Your island oasis from the everyday The Purpose Bahama Breeze is the destination to disconnect, lighten up and have fun The Advantage  Accessible, island-style cuisine  Cocktails and music inspired by a Caribbean way of life  Unique marketing initiatives tied to cultural celebrations  Inclusive vibe with strong millennial and multicultural appeal The Numbers Current*  37 Locations  $212M Annual Sales  $5.7M Average Annual Restaurant Sales Ultimate Potential  75-100 Locations * Twelve months ending November 29, 2015

❸ International Franchising

The Brands Olive Garden • LongHorn • The Capital Grille

The Purpose Leverage Darden's iconic brands with select world class partners

The Advantage

- Vibrant brand portfolio with global appeal
- Global supply chain economies
- Strategic partnerships with few world class partners

The Numbers


International Franchise Restaurants
6
11
21
31
39
~150
FY12
FY13
FY14
FY15
FY16TD
ADA *

* Number of restaurants subject to Area Development Agreements with current international partners as of the end of Fiscal 2015


Olive Garden, Puerto Rico


Olive Garden
Olive Garden, Malaysia


THE CAPITAL GRILLE
The Capital Grille, Mexico


LONGHORN
STEAKHOUSE
LongHorn, Qatar

26

DARDEN RESTAURANTS

27 CMR (Mexico) ROI (Puerto Rico) IMC (Brazil, Colombia, Panama, Dominican Republic) Grupo Piramide (Guatemala, El Salvador, Honduras, Nicaragua, Costa Rica) Dosil S.A. (Peru) Colombia Panama HondurasGuatemala Costa Rica NicaraguaEl Salvador Peru Dominican Republic Puerto Rico Mexico Brazil Malaysia UAE Qatar Kuwait Saudi Arabia Bahrain Egypt Oman Lebanon Americana (U.A.E., Qatar, Bahrain, Kuwait, Jordan, Lebanon, Oman, Saudi Arabia, Egypt) Jordan Secret Recipe (Malaysia) Directors of Franchise Operations (Orlando and Kuala Lumpur)  International Franchising International Franchise Partners

28  History of Stable and Growing Cash Flows  Strong Balance Sheet with Investment Grade Profile  Significant Return of Capital  Improving Financial Performance  Fiscal 2016 Annual Outlook  Commitment to Superior Long-Term Total Shareholder Return  Value Creating Business Model An Attractive Investment For 2016 & Beyond

29 $655 $698 $679 $630 $749 $876 Fiscal 2011 Fiscal 2012 Fiscal 2013 Fiscal 2014 Fiscal 2015 Fiscal 2016 TTM Q2 Adjusted EBITDA1 from Continuing Operations ($M)  History of Stable and Growing Cash Flows 1 Excludes impairments and disposal of assets. A reconciliation of GAAP to non-GAAP numbers can be found in the additional information section of this presentation. CapEx $398 $458 $510 $415 $297 $251 Adjusted EBITDA / CapEx 1.6x 1.5x 1.3x 1.5x 2.5x 3.5x

❹ Strong Balance Sheet – Investment Grade Profile


Total Debt to Adjusted EBITDA
Adjusted Debt to Adjusted EBITDAR[1]
Strengthening credit
3.6x
3.1x
2.8x
2.0x
2.3x
1.4x
~1.8x
~0.6x
Fiscal 2014
Fiscal 2015
TTM Q2 FY16
Fiscal 2016 Estimate

- Investment grade credit profile provides meaningful competitive advantages
  - Flexible access to cost-effective debt financing
  - Better pricing on leases supporting efficient new restaurant growth
  - Access to best sites in premium locations
  - Value creation potential for future real estate transactions

Debt Ratings	
Standard & Poor's	BBB-
Fitch Ratings	BBB-
Moody's Investors Services	Ba1

[1] EBITDAR excludes non-cash impairments and gain on the sale of Red Lobster; operating leases capitalized at 6.25x cash minimum rents.
A reconciliation of GAAP to non-GAAP numbers can be found in the additional information section of this presentation.

DARDEN RESTAURANTS

30

31 $13 $59 $66 $101 $110 $140 $175 $224 $259 $288 $279 $279 $312 $434 $371 $159 $145 $85 $385 $375 $52 $1 $502 $86 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 Q2 TTM Dividends Share Repurchase  History of Returning Significant Capital Note: Fiscal year ends in May. $ in millions, except for dividend per share (DPS) data or unless otherwise noted. Fiscal 2005-2015 Cumulative Capital Returns Cumulative Share Repurchase $ 2.8B 62% Cumulative Dividends Paid $ 1.7B 38% Yard House Acquisition RARE Acquisition 2007 $325 $493 $437 $260 $255 $225 $560 $599 $311 $289 $2.20$0.08 $0.40 $0.46 $0.72 $0.80 $1.00 $1.28 $1.72 $2.00 $2.20DPS $781 FCPT Spin-Off $365 $2.20

32 $6.42 $6.78 FY15 FY16  Improving Financial Performance Disciplined Cost Management $1.91 $3.19 FY15 FY16 Adjusted EPS1,2 TTM Q2 67% Growth 6.0% 8.9% FY15 FY16 Adjusted EBIT Margin2 TTM Q2 +270 bps improvement Strong Total Sales Growth Value Creating Earnings Growth 1 TTM Q2FY16 values exclude the impact of additional week, due to a 53 week fiscal year, in FY15 Q4. Including the extra week total sales were $6.9b, a growth of 7.5%, and Adjusted EPS was $3.26, a growth of 71%. 2 EBIT margins and EPS values adjusted for special costs, including impairments, G&A transfer to Red Lobster, and strategic action costs. A reconciliation of GAAP to non-GAAP numbers can be found in the additional information section of this presentation. +3.2% Same Restaurant Sales Total Sales1 ($B) TTM Q2

33 Restaurant Openings New Restaurant Openings 18 to 22 Same-Restaurant Sales Total +3.0 to +3.5% Tax Rate Annual Effective Rate 23% to 25% Capital Expenditures ($ millions) Total $230 - $255 New Restaurants $85 Refresh/Maintenance/Other $145 - $170 Adjusted Earnings per Diluted Share1 Total $3.48 to $3.52 Growth2 36% to 38% 1 Excludes real estate implementation and debt retirement costs. 2 Assumes a 52 week fiscal year for 2015. Non-GAAP number. A reconciliation of GAAP to non-GAAP numbers can be found in the additional information section of this presentation.  FY2016 Annual Outlook

34  Long-Term Value Creation Framework Annual Target, Over Time Business Performance (EAT Growth) Same-Restaurant Sales 1% - 3% New Restaurant Growth 2% - 3% 7% - 10% EBIT Margin Expansion 10 - 40bps Return of Cash Dividend Payout Ratio 50% - 60% 3% - 5% Share Repurchase ($millions) $100 - $200 Total Shareholder Return (EPS Growth + Dividend Yield) 10% - 15% Note: Growth in the individual components will vary year-to-year.

35  History of stable and growing cash flows  Significant free cash flow after healthy investment in underlying business  Strong balance sheet with investment grade profile  Flexible access to cost-effective debt financing  Opportunities to add more leverage as needed within investment grade profile  Positive outlook for ongoing earnings growth  Sensible restaurant expansion coupled with margin expansion over time  Investing in initiatives that enhance guest experiences  Disciplined cost management  Commitment to ongoing return of capital  Dividend payout ratio of +50%  Consistent share repurchase with remaining free cash flow  Value Creating Business Model An Attractive Investment For 2016 & Beyond

36 Results-Oriented ‘People’ Culture “Our ‘Back-to-Basics’ operating philosophy exemplifies a value creating culture. This simple approach acknowledges that our brands come to life every day through our 150,000 team members. In our business, every guest matters and every employee matters.” Gene Lee CEO

37  Darden’s competitive advantages drive sales and expand margins  Premier full-service restaurant company with unifying mission and compelling strategy for generating attractive shareholder returns  Differentiated and iconic brands positioned to increase market share  Value-creating business model that generates significant and durable cash flow to fund growth and return of capital to shareholders Darden Restaurants An Attractive Investment For 2016 & Beyond

Additional Information

39 $85 $85 $86 $87 $91 $94 2011 2012 2013 2014 2015E 2016E 37% 40% 2009 2014 Source: NPD Crest Casual dining industry is expected to show stable growth… … with major chains grabbing share from small chains and independent casual diners Casual dining restaurant dollars ($B) Share of major casual dining chains % of total $58 $87 $23 Midscale Casual dining Fine dining 20% 13% 5% Full Service $210 $30 $25 Traditional QSR QSR retail Fast casual 48% 7% 6% Quick Service Large and Stable Casual Dining Industry $87B industry – 20% of the total restaurant industry

40 GAAP to Non-GAAP Reconciliations $ in Millions Fiscal 2015 Sales 6,764.0$ Earnings from continuing operations 196.4$ Performance adjustments: Strategic action costs 69.1 Red Lobster shared costs 3.5 Asset impairment and other one-time costs 69.5 Debt retirement costs 90.5 Income tax impact of performance adjustments (86.3) Adjusted earnings from continuing operations 342.7$ Interest, net of tax 62.0 Adjusted net operating income 404.7$ Adjusted net operating income as percent of sales 6.0% General and administrative expense as reported $ 430.2 Performance adjustments included in general and administrative expense (79.4) Adjusted general and administrative expenses $ 350.8 Adjusted general and administrative expenses as a percent of sales 5.2% Non‐GAAP Reporting - General and Administrative Expenses and Net Operating Income - Slides 7 and 8 In addition to U.S. generally accepted accounting principles (GAAP) reporting, Darden has presented certain measures on a non -GAAP basis in the slides for its Investor Presentation dated April2016. This non-GAAP information should be viewed in addition to, and not in lieu of, our reported amounts as calculated in accordance with GAAP. Schedule below reconciles Net Earnings to adjusted Net Operating Income and General and Administrative expenses adjusted for significant performance adjustments and other one-time items.

41 GAAP to Non-GAAP Reconciliations Fiscal Year Ended Trailing Twelve Months Ended a + b - c = d Adjusted EBITDA ($ in Millions) 5/31/2015 11/29/2015 11/23/2014 11/29/2015 5/25/2014 5/23/2013 5/27/2012 5/29/2011 Earnings from continuing operations 196.4$ 111.1$ (50.1)$ 357.6$ 183.2$ 237.3$ 279.2$ 269.9$ Interest, net 192.3 79.7 145.0 127.0 134.3 126.0 102.1 94.0 Income tax (benefit) expense (21.1) 25.1 (48.2) 52.2 (8.6) 36.7 75.9 71.2 Depreciation and amortization 319.3 156.4 158.8 316.9 304.4 278.3 241.3 218.6 Impairments and disposal of assets, net 62.1 6.0 46.3 21.8 16.4 0.9 (0.2) 0.9 Adjusted EBITDA 749.0 378.3 251.8 875.5 629.7 679.2 698.3 654.6 Capital expenditures 296.5$ 122.2$ 167.4$ $ 251.3 414.8$ 510.1$ 457.6$ 397.7$ Adjusted EBITDA / CapEx ratio 2.5 3.1 1.5 3.5 1.5 1.3 1.5 1.6 Six Months Ended Fiscal Year Ended Non‐GAAP Reporting - Slide 29 In addition to U.S. generally accepted accounting principles (GAAP) reporting, Darden has presented certain measures on a non-GAAP basis in the slides for its Investor Presentation dated April 2016, such Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). This non-GAAP information should be viewed in addition to, and not in lieu of, our reported amounts as calculated in accordance with GAAP.

GAAP to Non-GAAP Reconciliations

Non-GAAP Reporting - Credit Profile - Slide 30
In addition to U.S. generally accepted accounting principles (GAAP) reporting, Darden has presented certain measures on a non-GAAP basis in the slides for its Investor Presentation dated April 2016. This non-GAAP information should be viewed in addition to, and not in lieu of, our reported amounts as calculated in accordance with GAAP. Schedule below reconciles Net Earnings for periods presented to Net Earnings before Interest, Taxes and Depreciation and Amortization (EBITDA) and adjusted EBITDA to exclude impacts of impairments and disposal of assets. Schedule also reconciles Debt to Adjusted Debt for impacts of lease-debt equivalent and other items.

	Fiscal Year Ended		Six Months Ended		Trailing Twelve Months Ended
$ in Millions	5/25/2014	5/31/2015	11/29/2015	11/23/2014	11/29/2015
		a +	b -	c =	d
Net earnings	$ 286.2	$ 709.5	$ 129.6	$ 470.4	$ 368.7
Interest, net	134.4	192.3	79.7	145.0	127.0
Income taxes [(1)]	23.7	323.7	28.4	271.0	81.1
Depreciation and amortization [(1)]	429.0	319.5	156.4	158.8	317.1
EBITDA	873.3	1,545.0	394.1	1,045.2	893.9
Impairment and disposal of assets, net [(1)]	22.2	(776.3)	(15.7)	(772.1)	(19.9)
Adjusted EBITDA	**$ 895.5**	**$ 768.7**	**$ 378.4**	**$ 273.1**	**$ 874.0**
Minimum rent	186.4	182.1	99.7	87.5	188.9
Adjusted EBITDA excluding minimum rent (EBITDAR)	**$ 1,081.9**	**$ 950.8**	**$ 478.1**	**$ 360.6**	**$ 1,062.9**
Short-term debt	$ 207.6	$ —			$ —
Currrent portion of long-term debt	15.0	15.0			759.4
Long term-debt, excluding unamortized discount and issuance costs	2,486.6	1,466.6			450.0
Capital lease obligation	54.3	54.5			53.3
Total Debt	**$ 2,763.5**	**$ 1,536.1**			**$ 1,262.7**
Lease-debt equivalent	1,165.0	1,138.1			1,222.0
Gurantees [(2)]	3.4	5.2			4.2
Adjusted Total Debt	**$ 3,931.9**	**$ 2,679.4**			**$ 2,488.9**
Total Debt to Adjusted EBITDA	**3.1**	**2.0**			**1.4**
Adjusted Total Debt to Adjusted EBITDAR	**3.6**	**2.8**			**2.3**

(1) Amounts inclusive of results of both continuing and discontinued operations.

(2) Excludes contingent liability for assigned leases to Red Lobster.

DARDEN RESTAURANTS

42

GAAP to Non-GAAP Reconciliations

Non-GAAP Reporting - Financial Performance Indicators - Slide 32
In addition to U.S. generally accepted accounting principles (GAAP) reporting, Darden has presented certain measures on a non-GAAP basis in the slides for its Investor Presentation dated April 2016. This non-GAAP information should be viewed in addition to, and not in lieu of our reported amounts as calculated in accordance with GAAP. Schedule below reconciles Sales, Earnings Before Interest

Quarterly Data - Unaudited	Trailing Twelve Months Ended			Three Months Ended							
$ in Millions	**11/29/2015**	**11/23/2014**	**% Δ**	**11/29/2015**	**8/30/2015**	**5/31/2015**	**2/22/2015**	**11/23/2014**	**8/24/2014**	**5/25/2014**	**2/23/2014**
Sales	$ 6,905.0	$ 6,423.4	7.5%	$ 1,608.8	$ 1,687.0	$ 1,878.3	$ 1,730.9	$ 1,559.0	$ 1,595.8	$ 1,650.1	$ 1,618.5
53 week sales	(124.5)	-				(124.5)					
Adjusted Sales	**$ 6,780.5**	**$ 6,423.4**	5.6%	$ 1,608.8	$ 1,687.0	$ 1,753.8	$ 1,730.9	$ 1,559.0	$ 1,595.8	$ 1,650.1	$ 1,618.5
Earnings (loss) from continuing operations	357.6	84.9		30.1	81.0	118.1	128.4	(30.8)	(19.3)	48.4	86.6
Interest, net	127.0	213.7		57.3	22.4	24.0	23.3	33.7	111.3	35.6	33.1
Income taxes	52.2	(60.2)		(5.7)	30.8	8.4	18.7	(23.8)	(24.4)	(14.5)	2.5
Earnings (loss) before interest and taxes from continuing operations (EBIT)	**$ 536.8**	**$ 238.4**		$ 81.7	$ 134.2	$ 150.5	$ 170.4	$ (20.9)	$ 67.6	$ 69.5	$ 122.2
Performance Adjustments:											
Strategic action costs	64.1	68.5		31.0	8.8	19.8	4.5	40.2	4.6	21.6	2.1
Red Lobster shared costs	-	19.5		-	-	-	-	-	3.5	8.0	8.0
Asset impairment and other one-time costs	18.8	61.9		-	-	15.3	3.5	43.8	6.9	8.6	2.6
Impact of 53rd week	(16.5)	-		-	-	(16.5)	-	-	-	-	-
Adjusted EBIT from continuing operations	**$ 603.2**	**$ 388.3**		$ 112.7	$ 143.0	$ 169.1	$ 178.4	$ 63.1	$ 82.6	$ 107.7	$ 134.9
Adjusted EBIT Margin from continuing operations	8.9%	6.0%									
Earnings (loss) from continuing operations	$ 357.6	$ 84.9		$ 30.1	$ 81.0	$ 118.1	$ 128.4	$ (30.8)	$ (19.3)	$ 48.4	$ 86.6
Impact of Performance Adjustments and 53rd Week	66.4	149.9		31.0	8.8	18.6	8.0	84.0	15.0	38.2	12.7
Debt retirement costs	35.6	90.5		35.6	-	-	-	10.5	80.0	-	-
Income tax impacts of performance adjustments (1)	(45.8)	(81.1)		(26.2)	(2.2)	(6.4)	(11.0)	(27.7)	(33.9)	(14.6)	(4.9)
Adjusted earnings from continuing operations	**$ 413.8**	**$ 244.3**		$ 70.5	$ 87.6	$ 130.3	$ 125.4	$ 36.0	$ 41.8	$ 72.0	$ 94.4
Diluted net earnings per share from continuing operations	$ 2.75	$ 0.66									
Adjusted diluted net earnings per share from continuing operations	$ 3.19	$ 1.91									
Diluted average number of common shares outstanding	129.9	127.7									

(1) Includes tax impact of 53rd week

43

44 Per Share Fiscal 2015 Adjusted Diluted Net EPS from Continuing Operations $2.63 Remove 53rd Week Impact in Fiscal 2015 (In Q4) (0.07) Fiscal 2015 52 Week Adjusted Diluted Net EPS from Continuing Operations $2.56 Fiscal 2015 Annual* Reported Diluted Net EPS from Continuing Operations $1.51 Debt Retirement Costs 0.42 Strategic Action Plan and Other Costs 0.70 Adjusted Diluted Net EPS from Continuing Operations $2.63 * Reflects the additional operating week vs Fiscal 2014 GAAP to Non-GAAP Reconciliations